UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):             January 19, 2017

NORTHWEST BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800 Bethesda, MD 20814
(Address of principal executive offices)

(204) 497-9024
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In response to a question received by Northwest Biotherapeutics, Inc. (the “Company”) from a shareholder relating to the status of the Company’s Phase III clinical trials, the Company provided the response set forth in Exhibit 99.1 hereto.

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 7.01, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

Exhibit 99.1	Response.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: January 23, 2017	By:	/s/ Linda F. Powers
Name: Linda F. Powers
Title: Chief Executive Officer